UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2014

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Vector Group Ltd. (the “Company”) is filing this Current Report on Form 8-K to revise previously reported non-GAAP financial measures to reflect the impact of its recent 5% stock dividend, which was paid on September 26, 2014 to stockholders of record on September 15, 2014, in calculating its non-GAAP financial measure of Adjusted Pro-forma Net Income (related to Earnings Per Share), to include Pro-Forma Adjusted Revenues and Pro-forma Adjusted EBITDA for the twelve months ended June 30, 2014, to include the non-GAAP financial measures of New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA for its New Valley LLC subsidiary, and to revise the previously reported non-GAAP financial measure of Adjusted Pro-forma EBITDA for certain periods detailed below. All non-GAAP financial measures and their reconciliations to GAAP measures have been presented as part of Exhibit 99.2.
New Valley LLC ("New Valley"), the real estate subsidiary of the Company, owns real estate and 70.59% of Douglas Elliman, the largest residential real estate brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. The non-GAAP financial measures of New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are defined as the portion of the Company's Pro-forma Adjusted Revenues and Pro-forma Adjusted EBITDA that relate to New Valley. New Valley's Pro-forma Adjusted EBITDA does not include an allocation of expenses from the "Corporate and Other" segment of Vector Group Ltd.
The following non-GAAP financial measures included in Exhibit 99.2 were previously reported in the Company's press releases for the quarterly periods ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 as well as the annual periods ended December 31, 2013, 2012, 2011 and 2010: Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA and Pro-forma Adjusted Net Income. These measures are presented in Exhibit 99.2 along with two additional non-GAAP financial measures: New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA.
The Company has made adjustments in this Form 8-K, which are discussed below, to previously reported Pro-forma Adjusted EBITDA, for the three and six months ended June 30, 2014, three months ended March 31, 2014 and three and twelve months ended December 31, 2014.

•	For the three and six months ended June 30, 2014, the Company corrected a classification error related to segment information of Pro-forma Adjusted EBITDA which is summarized in the table below.

	(Dollars in thousands)
	For the Three Months Ended			For the Six Months Ended
	June 30, 2014			June 30, 2014
Pro-forma Adjusted EBITDA Attributed to Vector by Segment	As Previously Reported	Revision	As Revised	As Previously Reported	Revision	As Revised
Tobacco	$53,273	$—	$53,273	$100,188	$—	$100,188
Real estate	12,639	280	12,919	19,558	280	19,838
Corporate and other	(6,701)	(280)	(6,981)	(10,870)	(280)	(11,150)
Total	$59,211	$—	$59,211	$108,876	$—	$108,876

•
For the three months ended March 31, 2014, the Company corrected Pro-forma Adjusted EBITDA attributed to Vector Group Ltd. to $49.665 million (from previously reported $50.888 million) as a result of an error in the computation of Pro-forma EBITDA attributed to non-controlling interest.

•
For the three and twelve months ended December 31, 2014, the Company corrected Pro-forma Adjusted EBITDA attributed to Vector Group Ltd. to $76.274 million (from previously reported $76.837 million) and $236.392 million (from previously reported $238.172 million) as a result of an error in the computation of the inclusion of Douglas Elliman's EBITDA for the three and twelve months ended December 31, 2013.

The Company assessed the materiality of the reclassification and errors and concluded that they were immaterial to all previously reported periods of Pro-forma Adjusted EBITDA.
For all periods presented ending on September 30, 2013 and earlier, the non-GAAP financial measures originally reported have been revised to give effect to the Company's acquisition of the additional 20.59% interest in Douglas Elliman as if it had occurred at the beginning of each period.

Non-GAAP Financial Measures
Pro-forma Adjusted Revenues is defined as Revenues plus the additional revenues as a result of the consolidation of Douglas Elliman plus one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company’s ownership of Douglas Elliman. EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Pro-forma Adjusted EBITDA is EBITDA, as defined above and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity gains (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity income from non-consolidated real estate businesses, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense, litigation settlement and judgment expense, impact of the settlement of a dispute related to the Master Settlement Agreement (“MSA”), gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges. Pro-forma Adjusted Net Income is defined as Net Income adjusted for acceleration of interest expense related to debt conversion, changes in fair value of derivatives embedded with convertible debt, non-cash amortization of debt discount on convertible debt, loss on extinguishment of 11% senior secured notes due 2015, litigation settlement and judgment expenses, impact of the MSA settlement, interest income from MSA settlement, gain on acquisition of Douglas Elliman, adjustment to reflect 20.59% of net income from Douglas Elliman, out of period adjustments related to Douglas Elliman and Douglas Elliman purchase accounting adjustments. Pro-forma Adjusted Operating Income is defined as Operating Income adjusted for litigation settlement and judgment expenses, impact of the MSA settlement, reclassification of operating income as a result of the consolidation of Douglas Elliman and Douglas Elliman purchase accounting adjustments. The Pro-forma non-GAAP financial measures are presented assuming Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented.
New Valley LLC ("New Valley"), the real estate subsidiary of the Company, owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are defined as the portion of Pro-forma Adjusted Revenues and Pro-forma Adjusted EBITDA that relate to New Valley. New Valley's Pro-forma Adjusted EBITDA does not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.
Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley Pro-forma Adjusted EBITDA are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA as measures to review and assess operating performance of the Company's business and management and investors should review both the overall performance (GAAP net income) and the operating performance (Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA) of the Company's business. While management considers Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are susceptible to varying calculations and the Company's measurement of Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA may not be comparable to those of other companies. Included in Exhibit 99.2 attached hereto as Tables 1, 2, 3, 4 and 5 is information for the years ended December 31, 2013, 2012, 2011 and 2010 and the LTM ended June 30, 2014 and the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 relating to the Company's Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA, respectively. Reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures for the periods above are included in Tables 1, 2, 3,4 and 5 of Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

Vector Group Ltd. (the "Company") has prepared materials for presentations to investors. A copy of these materials are furnished (not filed) as Exhibits 99.3, 99.4 and 99.5 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibits 99.3, 99.4 and 99.5 contain the Non-GAAP Financial Measures discussed below. The Pro-forma non-GAAP financial measures are presented assuming Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented.

Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Pro-forma Adjusted Revenues is defined as Revenues plus the additional revenues as a result of the consolidation of Douglas Elliman plus one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company’s ownership of Douglas Elliman. EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Pro-forma Adjusted EBITDA is EBITDA, as defined above, and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity gains (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity income from non-consolidated real estate businesses, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense, litigation settlement and judgment expense, impact of the settlement of a dispute related to the Master Settlement Agreement (“MSA”), gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges.  Pro-Forma Capital Expenditures is defined as Capital Expenditures adjusted for Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC and reduced by Vector’s non-controlling interest in Douglas Elliman Realty LLC.  Pro-forma Free Cash Flow is defined as Pro-forma Adjusted EBITDA reduced by Pro-forma Capital Expenditures.

New Valley LLC ("New Valley"), the real estate subsidiary of the Company, owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are defined as the portion of Pro-forma Adjusted Revenues and Pro-forma Adjusted EBITDA that relate to New Valley. New Valley's Pro-forma Adjusted EBITDA does not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

The Company believes that Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA as measures to review and assess operating performance of the Company's business and management and investors should review both the overall performance (GAAP net income) and the operating performance (Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA) of the Company's business. While management considers Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA , Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are susceptible to varying calculations and the Company's measurement of Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA , Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA may not be comparable to those of other companies

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words "could", “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 8.01. Other Events
On September 2, 2014, our Board of Directors declared a 5% stock dividend to stockholders of record as of September 15, 2014. The stock dividend was paid on September 26, 2014. We are filing updated Selected Financial Data to reflect the stock dividend as Exhibit 99.1.

Item 9.01. Condensed Consolidated Financial Statements and Exhibit

(c)	Exhibit.

Exhibit No.	Exhibit
99.1	Selected Financial Data adjusted to reflect 5% stock dividend paid September 26, 2014 to stockholders of record on September 15, 2014.
99.2	Non-GAAP Financial Measures (furnished pursuant to Regulation FD).
99.3	Investor Presentation of Vector Group Ltd. dated October 2014 (furnished pursuant to Regulation FD).
99.4	Fact Sheet of Vector Group Ltd. dated October 1, 2014 (furnished pursuant to Regulation FD).
99.5	Fact Sheet of New Valley LLC dated October 1, 2014 (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer
Date: October 6, 2014